UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 8, 2011

Presidential Realty Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

180 South Broadway, White Plains, New York	10605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (914) 948-1300

No change since last Report
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

General.  As described in this Item 1.01, as well as in Items 1.02, 5.01, 5.02 and 8.01, Presidential Realty Corporation (the “Company”) and PDL Partnership, a New York general partnership (“PDL Partnership”), the general partners of which are Jeffrey F. Joseph (at the time, a director and officer of the Company), Steven Baruch (at the time, a director and former officer of the Company) and Thomas Viertel (at the time, a director and former officer of the Company), entered into a series of strategic transactions (collectively, the “Transactions”) with the investors identified below and Signature Community Investment Group LLC (together with its affiliates, “Signature”).

Nickolas W. Jekogian, III is the founder, owner and President of Signature Community Investment Group LLC, a Delaware limited liability company, an integrated real estate company that has an ownership interest in and operates approximately 3,000 apartment units in 17 markets throughout the United States from New York City to Las Vegas.  In or around the latter part of 2010, Mr. Jekogian was introduced to the management of the Company and has continued his contacts with the Company since that time.  Mr. Jekogian may be deemed the promoter of the stock purchase Transactions and the Transactions with Signature described in this Current Report on Form 8-K.

The Transactions include, among other matters described in this Current Report on Form 8-K, the following:

•	The termination of the Company’s plan of liquidation adopted by the stockholders on January 20, 2011 (the “Plan of Liquidation”);
•
The acquisition by BBJ Family Irrevocable Trust (the “Trust” or “Class A Purchaser”) of 177,013 shares (the “Class A Shares”) of Class A common stock, par value $.10 per share, of the Company (the “Class A Common Stock”), representing 40% of the outstanding Class A Common Stock, from PDL Partnership at a purchase price of $1.00 per share, on the terms and subject to the conditions set forth in the Class A Stock Purchase Agreement (the “Class A Stock Purchase Agreement”);

•
The acquisition by each of Richard Zorn and Gordon DiPaolo (the “Class B Purchasers”) of 125,000 newly issued shares (the “Class B Shares”) of Class B common stock, par value $.10 per share, of the Company (the “Class B Common Stock”) from the Company at a purchase price of $1.00 per share, on the terms and subject to the conditions set forth in the Class B Stock Purchase Agreement (the “Class B Stock Purchase Agreement”);

•
Amendments to the provisions relating to payments upon termination of employment for Steven Baruch, Jeffrey F. Joseph and Thomas Viertel, as set forth in amendments to their employment agreements (the “Baruch Amendment,” the “Joseph Amendment” and the “Viertel Amendment,” respectively, and collectively with the Delgado Amendment, the “Amendments”);

•	Amendment to the employment agreement of Elizabeth Delgado to terminate her employment pursuant to the agreement (the “Delgado Amendment”);
•	The resignation of Steven Baruch, Thomas Viertel and Mortimer M. Caplin as directors of the Company;

•	The appointment of Nickolas W. Jekogian, III, Alexander Ludwig and Jeffrey Rogers as directors of the Company;
•
Effective as of immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, the resignations of the officers of the Company and the appointment of Messrs. Jekogian and Ludwig as the sole officers of the Company;

•	The declaration of a special dividend of $0.35 per share of Class A and Class B Common Stock (the “Special Dividend”);
•	The entry by the Company into a property management agreement and an asset management agreement with Signature (the “Property Management Agreement” and the “Asset Management Agreement,” respectively);
•
The entry by the Company into executive employment agreements with Nickolas W. Jekogian, III and Alexander Ludwig (the “Jekogian Employment Agreement” and the “Ludwig Employment Agreement,” respectively);

•
The grant of non-qualified stock options to acquire 370,000 shares of Class B Common Stock at a price of $1.25 per share to each of Messrs. Jekogian and Ludwig pursuant to stock option agreements (the “Jekogian Option Agreement” and the “Ludwig Option Agreement, respectively); and

•	The entry into a Put Agreement between Nickolas W. Jekogian, III and each Class B Purchaser with respect to the Class B Shares acquired by each Class B Purchaser (the “Put Agreement”).

Sale of Class B Shares.  On November 8, 2011, the Company sold 125,000 newly issued shares (the “Class B Shares”) of Class B Common Stock at a purchase price of $1.00 per share to each Class B Purchaser pursuant to the Class B Stock Purchase Agreement between the Company and the Class B Purchasers.  The 250,000 Class B Shares represent 7.8% of the outstanding Class B Common Stock and 6.8% of the total outstanding Class A and Class B Common Stock of the Company after taking the sale into account. In the Class B Stock Purchase Agreement, the Company made customary representations and warranties with respect to, among other matters, organization, authorization and issuance of the Class B Shares and the sale thereof, its capitalization, financial statements and liabilities, certain of its filings with the Securities and Exchange Commission (the “SEC”) and its status as a REIT, and the Class B Purchasers made customary representations and warranties with respect to, among other matters, authorization, accredited investor status and investment intention.  Each of the Class B Purchasers has agreed with the Company that he has not purchased the right to the Special Dividend nor is he entitled to the Special Dividend and to take such action as may be necessary to return any Special Dividend payment he or she receives to the Company.

The foregoing description of the Class B Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Class B Stock Purchase Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.  The Class B Stock Purchase Agreement contains representations, warranties and covenants by the Company solely for the benefit of the Class B Purchaser and for the purposes of the contract.  Moreover, the representations and warranties are made as of a specific date and may not be accurate or complete as of any other specified date.  Investors are cautioned not to rely on these representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company.

Each Class B Purchaser was introduced to the Company by Mr. Jekogian.  Mr. Richard Zorn is a Managing Director of Benchmark Capital Advisors, a division of Northeast Securities, Inc.  Mr. Jekogian has a remote family connection by marriage to Mr. Zorn and has known him for more than 15 years.  Mr. Gordon DiPaolo is a Professor of Business at City University of New York.  Mr. DiPaolo’s wife is President of Benchmark Capital Advisors. Mr. Jekogian has known Mrs. DiPaolo for at least five years.  Each Class B Purchaser is an investor in NWJ Signature Fund I, LLC, a Delaware limited liability company organized by Mr. Jekogian to invest in Class B multi-family properties in urban markets.

There is no agreement between the Class B Purchasers or with either Class B Purchaser and Mr. Jekogian as to the shares of Class B Common Stock acquired except that Mr. Jekogian and each Class B Purchaser have entered into a Put Agreement pursuant to which each Class B Purchaser can require Mr. Jekogian to purchase from them the shares of Class B Common Stock acquired under the Class B Purchase Agreement upon the expiration of 30 months following November 8, 2011 at a purchase price per share of $1.21.

The foregoing description of the Put Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Put Agreement, a form of which is attached as Exhibit 99.3 and incorporated herein by reference.

Property Management Agreement.  On November 8, 2011, the Company and Signature entered into a Property Management Agreement pursuant to which the Company has retained Signature as the exclusive managing and leasing agent for the Company’s Mapletree Industrial Center property in Palmer, Massachusetts (the “Mapletree Property”). Signature shall manage the Mapletree Property in accordance with specific management guidelines and leasing guidelines and shall meet specific reporting requirements and vendor insurance requirements. Signature will receive a compensation of 5% of monthly rental income actually received from tenants at the Mapletree Property. The Company will reimburse Signature for all reasonable expenses incurred by Signature in performance of its duties under the Property Management Agreement that are either in accordance with the annual budget or which have been approved in writing by the Company. Such expense shall include, but not be limited to, Signature’s costs of the salaries, benefits and appropriate and prudent training for Signature’s employees who are engaged solely in management or operation of the Mapletree Property, but excluding certain expenses that will be borne by Signature, as specified in the Property Management Agreement. The Property Management Agreement has a term of one year and will be automatically renewable for one year terms until it is terminated by either party upon written notice.

The foregoing description of the Property Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Property Management Agreement, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference.

Asset Management Agreement.  On November 8, 2011, the Company and Signature entered into an Asset Management Agreement pursuant to which the Company engaged Signature to oversee the Company’s Mapletree Industrial Center property in Palmer, Massachusetts and an office building at Hato Rey, Puerto Rico (the “Properties”).  Signature’s duties include leasing, marketing and advertising, financing, construction and dispositions of the Properties. Signature will receive a construction fee for any major renovations or capital projects, subject to the approval of the Company’s Board of Directors, an asset management fee of 1.5% of the monthly gross rental revenues collected for the Properties (provided that the monthly fee for the Hato Rey property will be accrued and not paid until the receipt of mortgage proceeds on the Mapletree Property), a finance fee of 1% on any debt placement, and a disposition fee of 1% on the sale of any assets, as specified in Schedule B to the Asset Management Agreement. The Asset Management Agreement has a term of one year and will be automatically renewable for one year terms until it is terminated by either party upon written notice.

The foregoing description of the Asset Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Management Agreement, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference.

Jekogian Agreements.  On November 8, 2011, the Company and Mr. Jekogian entered into the Jekogian Employment Agreement pursuant to which the Company employs Mr. Jekogian as a Director, Chairman of the Board of Directors and Chief Executive Officer of the Company. The Jekogian Employment Agreement has a term of eighteen months and may be terminated at any time by the Board of Directors for “cause” or by Mr. Jekogian for “good reason,” each as defined therein. Mr. Jekogian will receive a base salary of $200,000 per annum for the first twelve months and $225,000 per annum for the last six months. Commencing with the fiscal year of the Company beginning January 1, 2012 and for each fiscal year thereafter during the term of the Jekogian Agreement, Mr. Jekogian will have the opportunity to earn a bonus of up to $200,000, with the amount determined by the Company’s Compensation Committee in its absolute discretion. However, the payment of the bonus and base salary will be deferred until a “Capital Event” occurs, which is defined as the receipt by the Company of at least $20,000,000 in cash or property from  capital-raising activities.

Mr. Jekogian will not be exclusive to the Company.  He will continue to own and operate Signature.  As a result, Mr. Jekogian may be subject to conflicts of interest.  The independent directors of the Board will review all transactions between the Company and Signature and the activities of Mr. Jekogian.

On November 8, 2011 (the “Grant Date”), the Company and Mr. Jekogian also entered into the Jekogian Option Agreement.  Subject to the terms and conditions set forth in the Jekogian Option Agreement, the Company granted to Mr. Jekogian the right and option to purchase 370,000 shares of the Company’s Class B Common Stock at a price of $1.25 per share (the “Option”), of which 74,000 may be purchased six months after the Grant Date, 148,000 may be purchased upon and after the occurrence of the Capital Event, and the rest may be purchased upon and after the consummation of an underwritten registered public offering of the Company’s common stock with gross proceeds of not less than $40,000,000. However, if there is a “Change of Control,” as defined therein, the Option shall automatically become fully vested and exercisable.  The option is not a qualified option within the meaning of the Internal Revenue Code of 1986 nor was it granted pursuant to any stock option plan as the Company does not have a stock option plan in effect.  The Option has a term of ten years.

The foregoing descriptions of the Jekogian Employment Agreement and Jekogian Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, copies of which are attached as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Ludwig Agreements.  On November 8, 2011, the Company and Mr. Ludwig entered into the Ludwig Employment Agreement pursuant to which the Company employs Mr. Ludwig as President and Chief Operating Officer of the Company.  The Ludwig Employment Agreement has a term of eighteen months and may be terminated at any time by the Board of Directors for “cause” or by Mr. Ludwig for “good reason,” each as defined therein.  Mr. Ludwig will receive a base salary of $200,000 per annum for the first twelve months and $225,000 per annum for the last six months. Commencing with the fiscal year of the Company beginning January 1, 2012 and for each fiscal year thereafter during the Term, Mr. Ludwig will have the opportunity to earn a bonus of up to $200,000, with the amount determined by the Company’s Compensation Committee in its absolute discretion.

Mr. Ludwig will continue to provide consulting services to and receive compensation from Signature.  As a result, Mr. Ludwig may be subject to conflicts of interest.  Mr. Ludwig has agreed to keep the independent directors of the Board advised of his activities for and compensation from Signature.

On November 8, 2011, the Company and Mr. Ludwig entered into the Ludwig Option Agreement, which has the same terms as the Jekogian Option Agreement.

The foregoing descriptions of the Ludwig Employment Agreement and Ludwig Option Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, copies of which are attached as Exhibits 10.6 and 10.7, respectively, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Termination of Plan of Liquidation.  On January 20, 2011, the Company’s stockholders approved the sale of all or substantially all of the Company’s assets in one or more transactions on such terms and subject to such conditions as the Company’s Board of Directors deemed appropriate, and authorized a plan of liquidation and dissolution of the Company (the “Plan of Liquidation”), subject to the right of the Board of Directors, in its discretion, to terminate the Plan of Liquidation.  In connection with the Transactions and in light of the plans for the Company presented to the Board of Directors by Messrs. Jekogian and Ludwig and a consideration of the alternatives available to the Company and other matters it deemed relevant, including the tax consequences of the Transactions, the Board of Directors determined that the Transactions will be more favorable to the stockholders of the Company than effecting a plan of liquidation and sale of all or substantially all of the assets of the Company, and pursuant to the discretion given to the Board of Directors by the stockholders in the Plan of Liquidation, terminated the Plan of Liquidation.

Termination of Employment Agreements. In connection with the Transactions, the Employment Agreements with Steven Baruch, Jeffrey F. Joseph, Thomas Viertel and Elizabeth Delgado were terminated on November 8, 2011 pursuant to the terms and conditions as set forth in the relevant Amendment.  See Item 5.02 of the Current Report on Form 8-K for a description of the Amendments.

Item 3.02               Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K for a description of the sale of Class B Shares pursuant to the Class B Stock Purchase Agreement.

The Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act. The transaction did not involve a public offering, no underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions.

Item 5.01	Changes in Control of Registrant

On November 8, 2011, PDL Partnership sold 177,013 shares of Class A Common Stock (the “Class A Shares”) to BBJ Family Irrevocable Trust (the “Class A Purchaser”) at a purchase price of $1.00 per share, on the terms and subject to the conditions set forth in the Class A Stock Purchase Agreement (the “Class A Stock Purchase Agreement”).  The Class A Shares represent 40% of the outstanding shares of Class A Common Stock.  In the Class A Stock Purchase Agreement, PDL Partnership made customary representations and warranties to the Class A Purchaser in respect of its ownership of the Class A Shares and delivery of such Class A Shares to the Class A Purchaser free and clear of all liens as well as a representation that to the best of its knowledge (including the knowledge of its three general partners) the representations and warranties of the Company set forth in the Class B Stock Purchase Agreement were true and correct, and the Class A Purchaser made customary representations and warranties with respect to, among other matters, authorization, sophistication, and investment intention.  The Class A Purchaser did not purchase the right to receive the Special Dividend to be paid on the Class A Shares and agreed to take such action as is necessary to pay over any Special Dividend it receives to PDL Partnership promptly after receipt thereof.  All payments received or to be received by PDL Partnership from the Class A Purchaser in respect of the Class A Shares have and will be used to satisfy the liens on such shares described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 in the section entitled “Security Ownership of Management” on page 53.

In the Class A Stock Purchase Agreement, the Trust has agreed to vote its Class A Shares for Mr. Robert Feder and Mr. Richard Brandt, current independent directors of the Company, as directors (subject to their desire to remain as directors) provided that they continue to qualify as independent directors under applicable rules, including the rules of any exchange on which either the Class A Common Stock or Class B Common Stock may then be listed and until the occurrence of a Capital Event.  “Capital Event” has the same meaning in the Class A Stock Purchase Agreement as in the Jekogian and Ludwig Agreements and is defined as the receipt by the Company of at least $20,000,000 in cash or property from capital-raising activities.

The BBJ Family Irrevocable Trust was formed in September 2009 by Mr. Jekogian for the benefit of family members including Mr. Jekogian's parents, grandparents, wife, sister, children, nieces and nephews. Mr. Jekogian’s father, Nickolas Jekogian, Jr., is the Trustee of the Trust and Mr. Jekogian remains the protector of the Trust. There is no agreement between Mr. Jekogian and his father as to how the shares of Class A Common Stock acquired by the trust under the Class A Purchase Agreement will be voted or otherwise dealt with.  The source of funds for the purchase of the Class A Shares was Trust assets.

The foregoing description of the Class A Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Class A Stock Purchase Agreement, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

The sale of the Class A Shares, although not a sale of a majority of the outstanding Class A Common Stock, together with the other Transactions described herein, may be considered a change in control of the Company within the meaning of the federal securities laws.  The holders of the Class A Common Stock have the right to elect two-thirds of the members of the Company’s Board of Directors, and the holders of the Class B Common Stock have the right at all times to elect one-third of the members of the Board of Directors.  The Directors elected by the holders of the Class A Common Stock are elected by a plurality of the shares of Class A Common Stock voting at a meeting of stockholders.  The Class A Purchaser will be the largest single holder of Class A Common Stock.  All directors, once elected, have equal authority and responsibility.  On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes.  However, no action may be taken that would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or that would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the majority of the outstanding shares of the class of stock so affected.

The disclosure of the sale of the Class A Shares pursuant to this Item 5.01 is not an admission by any of the Company, the Class A Purchaser, the Class B Purchasers or Signature that a change in control of the Company has occurred for any purpose or pursuant to any legal or regulatory requirement.

Following the sale to the Class A Purchaser, PDL Partnership distributed the remaining 21,722 shares of Class A Common Stock it held to its three general partners, 8,689 to Mr. Baruch, 4,344 to Mr. Joseph and 8,689 to Mr. Viertel.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b)           In connection with the Transactions, Mr. Steven Baruch, Mr. Thomas Viertel and Mr. Mortimer M. Caplin resigned as directors of the Company and Mr. Robert Feder resigned as Chairman of the Board.  Mr. Richard Brandt, Mr. Robert Feder and Mr. Jeffrey F. Joseph remain on the Board.  These resignations were all effected in connection with the Transactions described herein and not as a result of a disagreement with the Company.  In connection with the Transactions, Mr. Joseph also resigned as President and Chief Executive Officer of the Company, and Elizabeth Delgado resigned as Chief Financial Officer, Treasurer and Secretary of the Company effective immediately after the filing of the Form 10-Q for the third quarter of 2011 and the new officers described below were appointed, effective as of the same moment.

(c)           In connection with the Transactions, the following officers were appointed by the Company’s Board of Directors, effective as of immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011:

Chairman of the Board and Chief Executive Officer	Nickolas W. Jekogian, III

President, Chief Operating Officer, Principal Financial Officer and Secretary	Alexander Ludwig

Nickolas W. Jekogian, III.  Mr. Jekogian, 42, is the founder, owner and President of Signature Community Investment Group LLC, a Delaware limited liability company (together with its affiliates, “Signature”). Mr. Jekogian founded Signature in 1991 while in college with the purchase of an apartment building in Center City Philadelphia. Since that time, Mr. Jekogian has obtained extensive experience in the real estate industry focusing Signature primarily on multi family rental properties and at the same time gaining experience in developing commercial properties for third parties. He has built Signature into an integrated real estate company that has an ownership interest in and operates approximately 3,000 apartment units in 17 markets throughout the United States from New York City to Las Vegas. Mr. Jekogian is a licensed real estate broker in New York. He has a business Administration degree from Drexel University and a Masters degree in Management from the University of Pennsylvania. Mr. Jekogian has more than 15 years experience developing commercial projects in the New York and Philadelphia Metropolitan areas for retailers such as CVS Drugs, Commerce Bank and Blockbuster Video. During the last five years, Mr. Jekogian has worked exclusively with Signature.

Alexander Ludwig.  Since February 2011 Mr. Ludwig, 41, has provided and will continue to provide consulting services for Signature.  From 2009 to October of 2011 he worked at Urban Real Estate Growth Fund LLC, a real estate development and financing company, where he oversaw new investments.  Prior to joining Urban Real Estate Growth Fund LLC, Mr. Ludwig worked from 2003 to 2008 for ADG Capital LLC, a real estate development and financing company, where he oversaw multiple real estate development projects.  Mr. Ludwig also held various positions in banking, where he structured debt and corporate finance transactions, most recently as a Vice President at Societe Generale, where he was employed from 1997 until 2002.  Previously he worked for First Union National Bank and First Fidelity Bank from 1993 to 1997 underwriting and structuring loan transactions.  Mr. Ludwig holds a BA degree in history from The University of Pennsylvania.

(d)           Following the resignations of the directors described in Item 5.02(b) above, the remaining directors, Messrs. Brandt, Feder and Joseph, appointed Nickolas W. Jekogian, III, Alexander Ludwig and Jeffrey Rogers to the Company’s Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify.  The Board further determined that Jeffrey Rogers, as well as Mr. Brandt and Mr. Feder, satisfy the independence and other requirements of the federal securities laws, including the requirements relating to membership on the Audit Committee.

All of the directors of the Company and the new officers of the Company entered into Indemnification Agreements providing for the indemnification of such persons to the full extent of the law.  The form of Indemnification Agreement is attached as Exhibit 10.12.

Following the closing of the Transactions, the members of the committees of the Company’s Board of Directors are as follows:

Executive Committee	Nickolas W. Jekogian, III Alexander Ludwig

Compensation Committee*	Richard Brandt Robert Feder Jeffrey Rogers

Audit Committee	Richard Brandt Robert Feder Jeffrey Rogers**

Nominating Committee	Richard Brandt Robert Feder Jeffrey Rogers

*	Formerly “Compensation and Pension Committee”

**	Effective as of immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011

Jeffrey S. Rogers.  Mr. Rogers, 42, has served as President and Chief Operating Officer since February 2005 and as Chief Operating Officer between February 2004 and February 2005 of Integra Realty Resources, Inc., a commercial real estate valuation and counseling firm, where he oversees corporate operations, technology and software initiatives, and all aspects of financial reporting and audit procedures.  Mr. Rogers also serves on the Board of Directors of Integra Realty Resources, Inc. and IRR Residential, LLC, an affiliate of Integra Realty Resources, Inc.  Prior to joining Integra Realty Resources, Inc. in February 2004, Mr. Rogers worked from November 2002 to February 2004 as a consultant for Regeneration, LLC, a management consulting firm. Between September 1999 and November 2002, Mr. Rogers held various positions at ReturnBuy, Inc., a technology and software solutions company, including President of ReturnBuy Ventures, a division of ReturnBuy, Inc., between August 2001 and November 2002, Chief Financial Officer between September 1999 and August 2001 and member of the Board of Directors between September 1999 and August 2001.  In January 2003, ReturnBuy, Inc. filed for Chapter 11 bankruptcy as part of a restructuring transaction in which it was acquired by Jabil Circuit, Inc.  Since March 2009, Mr. Rogers has served as Director of TNP Strategic Retail Trust, Inc., a real estate investment trust that files periodic reports under the Securities Exchange Act of 1934.  Mr. Rogers also serves on TNP’s audit committee and investment committee.  Mr. Rogers has also served on the Finance Committee of the Young Presidents Organization from March 2009 to March 2010 and as Audit Committee Chairman beginning in July 2010.  Mr. Rogers earned a Master of Business Administration degree from The Darden School, University of Virginia in Charlottesville, Virginia, a Juris Doctorate degree from Washington and Lee University School of Law in Lexington, Virginia and a Bachelor of Arts degree in Economics from the Washington and Lee University.

(e)           Amendments to Employment Agreements.  In order to induce Signature, the Class A Purchaser and the Class B Purchasers to enter into the Transactions and to provide liquidity to the Company to pay the Special Dividend, each of Mr. Steven Baruch, Mr. Jeffrey F. Joseph and Mr. Thomas Viertel agreed to reduce the overall amount payable to him pursuant to his existing agreements and to defer a portion of the remaining amount.  Mr. Baruch agreed to reduce the Lump Sum Amount (as defined) payable to him from $617,900 to $463,425, of which $308,950 was paid on November 8, 2011, and the balance of $154,475 is payable on the third anniversary thereof.  Mr. Joseph agreed to reduce the Lump Sum Amount payable to him from $1,106,700 to $830,025, of which $553,350 was paid on November 8, 2011, and the balance of $276,675 is payable on the third anniversary thereof.  Mr. Viertel agreed to reduce the Lump Sum Amount payable to him from $650,400 to $487,800 of which $325,200 was paid on November 8, 2011, and the balance of $162,600 is payable on the third anniversary thereof. Payment of these deferred amounts is not contestable by the Company for any reason.  The aggregate amount waived or deferred by Messrs. Baruch, Joseph and Viertel is $1,187,500, of which $593,750 was waived permanently and payment of the balance of $593,750 was deferred for the three-year period.  The amounts waived and deferred were in addition to the $1,941,019 aggregate amount of reductions in the compensation otherwise payable to them upon termination of their employment that were agreed to in August 2010 in connection with the approval by the Board of the Plan of Liquidation.

In addition, Ms. Delgado’s employment agreement was amended to provide for termination as of the closing of the Transactions, and 1300 shares of restricted Class B Stock that were granted to her and that were not yet vested were deemed vested by the Company’s Board of Directors.

The foregoing descriptions of the amendments to the employment agreements for Messrs. Baruch, Joseph and Viertel and Ms. Delgado do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amendments, copies of which are attached as Exhibits 10.8, 10.9, 10.10 and 10.11, respectively, and incorporated herein by reference.

Item 8.01.	Other Events

Special Dividend.  On November 7, 2011, the Board declared a special dividend in cash on its Common Stock of $0.35 per share, to stockholders of record on November 18, 2011, payable on November 28, 2011.

Sale of Ivy Consolidated Loan.  As previously disclosed, the Company had a loan outstanding to certain affiliates of Ivy Properties, Ltd. (collectively “Ivy”), which is owned by Messrs. Baruch, Joseph and Viertel (the “Ivy Principals”).  As part of a Settlement Agreement effectuated in November, 1991 between the Company and Ivy, certain of the Company’s outstanding nonrecourse loans to Ivy (most of which had previously been written down to zero) were modified and consolidated into two nonrecourse loans (collectively, the “Ivy Consolidated Loan”), which currently has an aggregate outstanding principal balance of $4,770,050 and a net carrying value of zero. In 1996, the Company and the Ivy Principals agreed to modify the Settlement Agreement to provide that the only payments required under the Ivy Consolidated Loan would be paid by the Ivy Principals in an amount equal to 25% of the operating cash flow (after provision for certain reserves) of Scorpio Entertainment, Inc., a company owned by Messrs. Baruch and Viertel, that acts as a producer of theatrical productions. At September 30, 2011, the total unpaid and unaccrued interest on the Ivy Consolidated Loan was $3,943,693.  In August 2010, in connection with the amendment of the employment agreements with Messrs. Viertel and Baruch and the anticipated liquidation of the Company, the Company approved an agreement with the principals of Scorpio that they could acquire, or cause the acquisition of, the Ivy Consolidated Loan for $100,000.  On November 8, 2011, the Company assigned the Ivy Consolidated Loan to Patricia Daily, an individual employed in the theater industry, for $100,000.

Press Release.  On November 8, 2011, the Company issued a press release announcing the Transactions described in this Form 8-K, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed herewith:

Exhibit	Description
10.1	Class B Stock Purchase Agreement, dated November 8, 2011, between the Company and Richard Zorn and Gordon DiPaulo

10.2	Property Management Agreement, dated November 8, 2011, between the Company and Signature Community Investment Group LLC

10.3	Asset Management Agreement, dated November 8, 2011, between the Company and Signature Community Investment Group LLC

10.4	Executive Employment Agreement, dated November 8, 2011, between the Company and Nickolas W. Jekogian, III

10.5	Option Agreement, dated November 8, 2011, between the Company and Nickolas W. Jekogian, III

10.6	Executive Employment Agreement, dated November 8, 2011, between the Company and Alexander Ludwig

10.7	Option Agreement, dated November 8, 2011, between the Company and Alexander Ludwig

10.8	Third Amendment to Amended and Restated Employment and Consulting Agreement, dated November 8, 2011, between the Company and Steven H. Baruch.

10.9	Fourth Amendment to Amended And Restated Employment and Consulting Agreement, dated November 8, 2011, between the Company and Jeffrey F. Joseph

10.10	Third Amendment to Amended and Restated Employment and Consulting Agreement, dated November 8, 2011, between the Company and Thomas Viertel

10.11	Eighth Modification to Employment Agreement, dated November 8, 2011, between the Company and Elizabeth Delgado

10.12	Form of Indemnification Agreement between the Company and each officer and director

99.1	Class A Stock Purchase Agreement, dated November 8, 2011, between PDL Partnership and BBJ Family Irrevocable Trust

99.2	Press Release dated November 8, 2011.

99.3	Form of Put Agreement, dated November 8, 2011, between Nickolas W. Jekogian, III and Richard Zorn and Gordon DiPaolo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL REALTY CORPORATION

Date: November 9, 2011	By:	/s/ Jeffrey F. Joseph
Name: Jeffrey F. Joseph
Title: President and CEO

INDEX TO EXHIBITS

Exhibit	Description
10.1	Class B Stock Purchase Agreement, dated November 8, 2011, between the Company and Richard Zorn and Gordon DiPaulo

10.2	Property Management Agreement, dated November 8, 2011, between the Company and Signature Community Investment Group LLC

10.3	Asset Management Agreement, dated November 8, 2011, between the Company and Signature Community Investment Group LLC

10.4	Executive Employment Agreement, dated November 8, 2011, between the Company and Nickolas W. Jekogian, III

10.5	Option Agreement, dated November 8, 2011, between the Company and Nickolas W. Jekogian, III

10.6	Executive Employment Agreement, dated November 8, 2011, between the Company and Alexander Ludwig

10.7	Option Agreement, dated November 8, 2011, between the Company and Alexander Ludwig

10.8	Third Amendment to Amended and Restated Employment and Consulting Agreement, dated November 8, 2011, between the Company and Steven H. Baruch.

10.9	Fourth Amendment to Amended And Restated Employment and Consulting Agreement, dated November 8, 2011, between the Company and Jeffrey F. Joseph

10.10	Third Amendment to Amended and Restated Employment and Consulting Agreement, dated November 8, 2011, between the Company and Thomas Viertel

10.11	Eighth Modification to Employment Agreement, dated November 8, 2011, between the Company and Elizabeth Delgado

10.12	Form of Indemnification Agreement between the Company and each officer and director

99.1	Class A Stock Purchase Agreement, dated November 8, 2011, between PDL Partnership and BBJ Family Irrevocable Trust

99.2	Press Release dated November 8, 2011.

99.3	Form of Put Agreement, dated November 8, 2011, between Nickolas W. Jekogian, III and Richard Zorn and Gordon DiPaolo